EXHIBIT 10.11
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SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS                       1. REQUISITION NUMBER                   PAGE OF PAGES
 OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30                        INS-2-00194                                  1
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2. CONTRACT NO.           3. AWARD/EFF. DATE       4. ORDER NUMBER     5. SOLICITATION NUMBER                 6.  SOLICITATION

   COW-3-0084                  09/20/2002                                      COW-2-o-0032                       ISSUE DATE
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7. FOR SOLICITATION       a. NAME                                      b. TELEPHONE NUMBER (No collect calls) 8.  OFFER DUE DATE/
   INFORMATION CALL:         Joseph Spencer                                  202-514-0587                         LOCAL TIME
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9. ISSUED BY      CODE_______________              10. THIS ACQUISITION IS              11. DELIVERY FOR      12. DISCOUNT TERMS
                                                                                        FOB DESTINATION
                                                      X   UNRESTRICTED                  UNLESS BLOCK IS
Immigration and Natz. Service                       -----                               MARKED
                                                          SET ASIDE:        % FOR               SEE SCHEDULE
425 I Street, N.W.                                  -----            -------            --------                        NET 30
Washington, DC 20536                                      SMALL BUSINESS
                                                    -----
                                                          SMALL BUSINESS                -------------------------------------------
                                                    -----
                                                          8(A)                                 13.a.   THIS CONTRACT IS A RATED
                                                    -----                               -------      ORDER UNDER DPAS (15 CFR 700)

                                                    SIC:           SIC:                 -------------------------------------------

                                                                                        13b. RATING
                                                    SIZE STANDARD:
                                                                                        -------------------------------------------
                                                                                        14. METHOD OF SOLICITATION
                                                                                          X  RFQ           IFB           RFP
                                                                                         ----          ----          ----
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15. DELIVER TO                          CODE             DELIVERY DATE          16. ADMINISTERED BY               CODE
                                            -------                                                                    -------

Immigration & Natz. Service                                10/07/2002               Immigration and Natz. Services

Receiving Unit Rm 1126                                                              425 I Street, N.W.
425 I Street N.W.

Washington DC 20536                                                                 Washington, DC 20536
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17a.  CONTRACTOR/                                   FACILITY                    18a. PAYMENT WILL BE MADE BY         CODE
      OFFEROR            CODE                       CODE                                                                 --------
                             ----------------           -----------
                                                      TIN NO.     841299293          Immigration & Natz. Service
        BSI2000, Inc.                                                                Collections and Payment
                                                                                     425 I Street,, N.W. Rm 6261
        12600 West Colfax Avenue
        Suite 8410
        Lakewood, CO 80218
           TELEPHONE NO.  303-231-8095                                               Washington, DC 20536
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17.b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS                     18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a
             IN OFFER                                                                UNLESS BLOCK BELOW IS CHECKED
      ----                                                                                                            SEE ADDENDUM
                                                                                                            ------
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    19.                         20.                         21.           22.               23.               24.
 ITEM NO.         SCHEDULE OF SUPPLIES/SERVICES          QUANTITY        UNIT           UNIT PRICE          AMOUNT
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   0001       Optical Reader/Writers and Biometrics          6            EA             $4,595.00         $27,570.00
              Verification System for local and pilot
              testing purposes.

              BSI 2000 proposal(s) dated 20 and 29
              August 02 are incorporated by reference

                  (Use Reverse and/or Attach Additional Sheets as Necessary)
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25. ACCOUNTING AND APPROPRIATION DATA                                           26. TOTAL AWARD AMOUNT (For Govt. Use Only)
                                                                                     $27,570.00
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     27a.  SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4.  FAR 52.212-3 AND 52.212-5 ARE ATTACHED.
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                   ADDENDA               ARE                 ARE NOT ATTACHED
                                      ---                ---
     27b.  CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4 IS ATTACHED.
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                   ADDENDA               ARE                 ARE NOT ATTACHED
                                      ---                ---
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     28.  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND                       29.  AWARD OF CONTRACT: REF. OFFER
---                                                                           ---                                  -------
          RETURN  1  COPIES TO ISSUING OFFICE. CONTRACTOR                     DATED __________________.  YOUR OFFER ON SOLICITATION
                 ---                                                          (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH
          AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR                ARE SET FORTH HEREIN, IS ACCEPTED AS TO
          OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS             ITEMS:______________________________
          SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
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30a. SIGNATURE OF OFFEROR/CONTRACTOR 31a.                          31.a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
   /s/ Jack Harper                                                        /s/ John A. Runno, Jr.
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30.b. NAME AND TITLE OF SIGNER (Type or print)    30c. DATE         31.b. NAME OF CONTRACTING (Type or print)  31c. DATE SIGNED
      OFFICER                                          SIGNED             John A.  Runno, Jr.                     9/20/02
      Jack Harper, President                           Sep. 20, 02
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                                                                 33. SHIP NUMBER    34. VOUCHER NUMBER    35. AMOUNT VERIFIED
                                                                                                              CORRECT FOR
                                                                 ----------------------
                                                                     PARTIAL      FINAL
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32a.  QUANTITY IN COLUMN 21 HAS BEEN     ACCEPTED AND CONFORMS      36.  PAYMENT                             37. CHECK NUMBER
                                          TO THE CONTRACT, EXCEPT      ___ COMPLETE  ___ PARTIAL  ___ FINAL

   ___  RECEIVED  ___   INSPECTED       ___  AS NOTED
                                                                    38. S/R ACCOUNT NUMBER       39. S/R VOUCHER NUMBER

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32b.  SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE     32c. DATE                                             40. PAID BY

                                                                    42a.  RECEIVED BY  (Print)
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41a. CERTIFY THE ACCOUNT IS CORRECT AND PROPER FOR PAYMENT          42b.  RECEIVED AT  (Location)
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41b. SIGNATURE AND TITLE OF CERTIFYING OFFICIAL        41c. DATE    42c.  DATE REC'D (YY/MM/DD)       42d. TOTAL CONTAINERS


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AUTHORIZED FOR LOCAL REPRODUCTION                 OMB NUMBER AND PAPERWORK                              STANDARD FORM 1449  (10-85)
                                                 _____________________ STATEMENT           Prescribed by GSA - FAR (48 CFR)  53.212
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                                                                       11/7/2002